Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Leases
14.     LEASES
The Company has entered into leases primarily for real estate, manufacturing equipment and vehicles with terms that range from 1 year to 10 years, excluding land use rights which generally extend over 90 years. These leases often include options to extend the term of the lease, most often for a period of 5 years. When it is reasonably certain that the option will be exercised, the impact of the option is included in the lease term for purposes of determining total future lease payments.
Costs associated with the Company’s operating lease expense were as follows:

	2022	2021
Operating lease expense	$344	$325
Short-term lease expense	25	16
Variable lease expense	26	26

Total lease expense	$395	$367

Supplemental information related to the Company’s operating leases was as follows:

	2022	2021
Operating cash flows – cash paid	$375	$373
New right-of-use assets	$167	$91
Weighted-average remaining lease term	8 years	9 years
Weighted-average discount rate	4.7%	4.5%
At December 31, 2022, the Company had commitments under operating leases requiring annual payments as follows:

	2022	2021
2023	$310	$300
2024	274	268
2025	240	234
2026	196	205
2027	175	176
2028 and thereafter	701	835

	1,896	2,018
Less: amount representing interest	332	338

Total lease liabilities	$1,564	$1,680

Current operating liabilities	$276	$274
Non-current operating lease liabilities	1,288	1,406

Total lease liabilities	$1,564	$1,680

As of December 31, 2022, the Company had additional operating leases, primarily for manufacturing facilities, that had not yet commenced with aggregate payments of $71 million. These operating leases will commence during 2023 and have lease terms of 1 to 15 years.
The Company’s finance leases were not material for any of the periods presented.